SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):       April 26, 2006
AAVID THERMAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27308	02-0466826

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Eagle Square, Suite 509
Concord, New Hampshire	03301

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:       (603) 224-1117
Not Applicable

(Former Name or Former Address, if Change Since Last Report)

ITEM 2.02. REGULATION FD DISCLOSURE
     The Information contained in this Item of this Current Report on Form 8-K is being furnished pursuant to “Item 2.02. Results of Operations and Financial Condition” of Form 8-K.
     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
     On April 26, 2006, Aavid Thermal Technologies, Inc. issued an earnings release announcing its financial results for the first quarter ended March 31, 2006. A copy of the earnings release is attached as Exhibit 99.2.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.2	Press Release of the Registrant dated April 26, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAVID THERMAL TECHNOLOGIES, INC. (Registrant)
By:	/s/ John W. Mitchell
John W. Mitchell
Vice President and General Counsel

Date: April 26, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.2	Press Release of the Registrant dated April 26, 2006